February 1, 2001


                                THE UNIFIED FUNDS
                            SUPPLEMENT TO PROSPECTUS
                                                          DATED FEBRUARY 1, 2001


Please read the following important information if you are a shareholder of the Select 30 Index Fund, the Select 500 Index Fund, the Select 2000 Index Fund, or the Select International Equity Index Fund

         The Board of Trustees of the Unified Funds has determined to redeem all outstanding shares of the Select 30 Index Fund, the Select 500 Index Fund, the Select 2000 Index Fund, and the Select International Equity Index Fund. This determination was made because the small size of those Funds has made it unlikely that they will be able to achieve their respective investment objectives. Prior to February 28, 2001 you may redeem your account in accordance with the section titled "How to Redeem Shares" in the Prospectus. If you prefer that the proceeds from your shares are reinvested without interruption, you may request an exchange for any other Unified Fund (see "How to Exchange Shares" in the Prospectus). Please call the Transfer Agent at 1-800-408-4682 for more information.

         The Funds named above are no longer pursuing their respective investment objectives. All holdings in these Funds' portfolios have been sold, and the proceeds have been invested in money market instruments of the types described under "Investment Objective -- The Taxable Money Market Fund" in the Prospectus. Any capital gains will be distributed as soon as practicable.

         This supplement and the Prospectus dated February 1, 2001 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated February 1, 2001, which is incorporated herein by reference and can be obtained without charge by calling the Funds at 1-800-408-4682.